UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 30, 2025
Date of Report (date of earliest event reported)

MOOG Inc.
(Exact name of registrant as specified in its charter)

NY	1-05129		16-0757636
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

400 Jamison Rd	East Aurora,	New York	14052-0018
(Address of principal executive offices)			(Zip Code)
(716) 652-2000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MOG.A	New York Stock Exchange
Class B common stock	MOG.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.
On May 30, 2025, Moog Inc. (the “Company”) entered into the Seventh Amended and Restated Loan Agreement (the “Amended and Restated Loan Agreement”) by and among the Company, the designated borrowers party thereto, the lenders party thereto (“Lenders”) and HSBC Bank USA, National Association, as administrative agent for the Lenders.

The Amended and Restated Loan Agreement amends and restates the Company’s existing Sixth Amended and Restated Loan Agreement, dated as of October 27, 2022. Among other changes, the Amended and Restated Loan Agreement provides for a new term loan facility in the aggregate principal amount of $250 million (the “New Term Loan”), which increases the company’s liquidity for general business purposes. The New Term Loan matures on October 27, 2027, consistent with the maturity date for the existing revolving credit facility available to the Company under the terms of the Amended and Restated Loan Agreement (the “Revolving Credit Facility”), and bears interest in a manner consistent with the interest provisions for the Revolving Credit Facility. Under the terms of the Amended and Restated Loan Agreement, the revolving commitment amount for the Revolving Credit Facility remains unchanged at $1,100 million.

The above description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Loan Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
(d)Exhibits.

10.1
Seventh Amended and Restated Loan Agreement, dated as of May 30, 2025, by and among the Company, the designated borrowers party thereto, the lenders party thereto and HSBC Bank USA, National Association, as Administrative Agent for the lenders party thereto.

104	Cover Page Interactive Data File (the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated:	June 4, 2025	By:	/s/ Nicholas Hart
		Name:	Nicholas Hart
Controller